UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Generation Hemp, Inc.
(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-55019	26-3119496
(Commission File Number)	(IRS Employer Identification No.)

8533 Midway Road, Dallas, Texas 75209

(Address of principal executive offices and zip code)

(469) 209-6154

(Registrant’s telephone number including area code)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: ______________________________
(2)	Aggregate number of securities to which transaction applies: ______________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction: ______________________________________
(5)	Total fee paid: __________________________________________________________________

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ___________________________________________________________________
(2)	Form, Schedule or Registration Statement No.: ___________________________________________________
(3)	Filing Party: _____________________________________________________________________________
(4)	Date Filed: ______________________________________________________________________________

Generation Hemp, Inc.

8533 Midway Road

Dallas, Texas 75209

(469) 209-6154

October , 2021

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This Notice and Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished, pursuant to Section 14c of the Securities Exchange Act of 1934, as amended, to the holders of record (the “Stockholders”) at the close of business on October , 2021 (the “Record Date”) of shares of common stock, $0.00001 par value per share (the “Common Stock”) of Generation Hemp, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following action taken by the written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company (the “Written Consent”):

Item 1.	Authorize (but not require) the Board of Directors of the Company (the “Board”) to effectuate a reverse split (the “Reverse Split”) of the Company’s Common Stock, by a ratio of not less than one (1) for three (3) and not more than one (1) for ten (10) (the “Range”), with the exact ratio to be set at a whole number within the Range as determined by the Board in its sole discretion. Such Reverse Split shall be effectuated through an amendment to the certificate of incorporation of the Company (“Certificate of Incorporation”), if an when the Board votes to approve the Reverse Split. The primary impetus of this corporate action, among other reasons, is increase the market price of the Company’s Common Stock in support of the Company’s current intent of seeking to uplist to a national securities exchange.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Section 228 of the General Corporation Laws of Delaware, our Certificate of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the number of Common Stock required to approve the action at a meeting.

This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing stockholders of the Reverse Split before it takes effect. In accordance with Exchange Act Rule 14c-2, the Reverse Split will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

By Order of the Board of Directors

Very truly yours,

Gary C. Evans
Chairman and Chief Executive Officer

Generation Hemp, Inc.

8533 Midway Road

Dallas, Texas 75209

(469) 209-6154

Information Statement Pursuant to Section 14c

of the Securities Exchange Act of 1934

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being mailed on or about October , 2021 to the holders of record (the “Stockholders”) at the close of business on October 29, 2021 (the “Record Date”) of shares of common stock, $0.00001 par value per share (the “Common Stock”) of Generation Hemp, Inc., a Delaware Corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following actions taken by written consent of the holders of a majority of the voting power (“Written Consent”) of the issued and outstanding capital stock of the Company (the “Approving Stockholders”):

Item 1.	Authorize (but not require) the Board of Directors of the Company (the “Board”) to effectuate a reverse split (the “Reverse Split”) of the Company’s Common Stock, by a ratio of not less than one (1) for three (3) and not more than one (1) for ten (10) (the “Range”), with the exact ratio to be set at a whole number within the Range as determined by the Board in its sole discretion. Such Reverse Split shall be effectuated through an amendment to the certificate of incorporation of the Company (“Certificate of Incorporation”), if an when the Board votes to approve the Reverse Split. The primary impetus of this corporate action, among other reasons, is increase the market price of the Company’s Common Stock in support of the Company’s current intent of seeking to uplist to a national securities exchange.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein (the “Corporate Action”) as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Section 228 of the General Corporation Laws of Delaware, our Certificate of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the number of Common Stock required to approve the action at a meeting.

The actions taken by the Written Consent will not become effective until at least 20 calendar days after the Information Statement is sent or given to our stockholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Required Vote

The Common Stock is the only class of outstanding voting stock of the Company. As of October 21, 2021, there were 111,580,278 shares of Common Stock issued and outstanding. On October 22, 2021, the following holders of shares of the Common Stock, representing 56.8% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Action (the (the “Approval Date”):

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Corporate Action	Percentage of the Voting Equity that Voted in favor of the Corporate Action (1)
Gary C. Evans	37,199,257	37,199,257	37,199,257	33.3%

Satellite Overseas (Holdings) Limited	26,263,144	26,263,144	26,263,144	23.5%
Total	63,462,401	63,462,401	63,462,401	56.8%

(1)	Based on 111,580,278 shares of Common Stock entitled to vote.

Since the Majority Stockholders voted in favor of the Corporate Action, all Corporate Action necessary to authorize the Board to effectuate the Reverse Split has been taken. In accordance with Rule 14c-2 of the Exchange Act, the Board may authorize a Reverse Split no earlier than twenty (20) days after this Information Statement has been sent or made available to our stockholders, which date of effectiveness is estimated to be November , 2021(the “Effective Date”). Once authorized by the Board a Reverse Split will become effective upon, among other things, the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware after the Effective Date.

This Information Statement contains a brief summary of the material aspects of the Reverse Split.

Record Date and Voting Securities

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of October 29, 2021 (“Record Date”), there were shares of Common Stock, $0.00001 par value per share. Our authorized securities consist of 200million shares of Common Stock and 20 million shares of preferred stock. Holders of our Common Stock are entitled to one vote per share.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1 — ACTION

TO AUTHORIZE THE BOARD OF DIRECTORS TO

EFFECTUATE THE REVERSE SPLIT OF COMMON STOCK

The Majority Stockholders have adopted a resolution permitting the Board to effectuate a reverse split (the “Reverse Split”) of the Company’s common stock, par value $0.00001 per share, (the “Common Stock”), by a ratio of not less than one (1) for three (3) and not more than one (1) for ten (10) (the “Range”), with the exact ratio to be set at a whole number within the Range as determined by the Board in its sole discretion.

The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders. Any fractional shares will be rounded up to the next whole number.

Background and Reasons for the Reverse Split; Potential Consequences of the Reverse Split

The Board is considering effectuating a Reverse Split following the approval of a majority of the Company’s voting stockholders, with the primary intent of increasing the market price of the Company’s Common Stock to make the Common Stock more attractive to a broader range of institutional and other investors, as well as the Company seeking to uplist to a national securities exchange. In addition to potentially increasing the market price of the Common Stock, the Reverse Split would also reduce certain costs, as discussed below. Accordingly, for these and other reasons discussed below, the Company believes that effecting the Reverse Split is in the Company’s and the Company’s stockholders’ best interests.

The Board believes that an increased stock price may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of the Common Stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if the share price of the Common Stock were substantially higher. This factor may also limit the willingness of institutions to purchase the Common Stock. The Board believes that the anticipated higher market price resulting from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in the Common Stock. The Board also believes that the reverse stock split may facilitate the future uplisting of our common stock to a national securities exchange. There can be no assurance given however that our common stock will be uplisted to a national securities exchange or that any of the other anticipated effects of the reverse stock split will occur.

Although the Company expects the Reverse Split will result in an increase in the market price of the Common Stock, the Reverse Split may not increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in its reports filed with the Securities and Exchange Commission. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Split is effectuated and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

Based on 111,580,278 shares of Common Stock issued and outstanding as of October 21, 2021, immediately following the Reverse Split, the Company would have approximately 11,158,027.80 shares of Common Stock issued and outstanding at the Ratio of one (1) for ten (10).

The Reverse Split will affect all holders of the Company’s Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Split, the Company’s Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Split, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be quoted on the OTCQB, subject to any decision of the Company’s Board to list the Company’s securities on a stock exchange.

Authorized Shares of Common Stock

The Reverse Split will not change the number of authorized shares of the Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Under the Company’s Certificate of Incorporation, the Company’s authorized capital stock consists of 200,000,000 shares of Common Stock and 20,000,000 shares of “blank check” preferred stock, par value $0.00001 .

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the Reverse Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding the Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of the Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of the Company’s Common Stock in certificated form will be sent a transmittal letter by the Company’s transfer agent after the effective time of the Reverse Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of the Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, the Company will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, the Company will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments will be made based on the ratio of the Reverse Split to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This will result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to the Company’s treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Ratio, subject to the Company’s treatment of fractional shares.

Effect on Par Value

The Reverse Split will not affect the par value of the Company’s Common Stock, which will remain $0.00001 per share.

Accounting Matters

As of the effective time of the Reverse Split, the stated capital attributable to Common Stock and the additional paid-in capital account on the Company’s balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of the Company’s Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of the Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold the Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold the Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under Delaware law and the Company’s charter documents, holders of the Company’s Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Reverse Split

Certain of the Company’s officers and directors have an interest in the Reverse Split as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our officers or directors have interests in the Reverse Split that are different from or greater than those of any other of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock and Series B Preferred as of the Record Date, for:

i.	each person or entity who, to our knowledge, beneficially owns more than 5% of each class or series of our outstanding stock;
ii.	each executive officer and named officer;
iii.	each director who will be in office as of the Effective Date; and
iv.	all of our officers and directors (as of the Effective Date) as a group.

Except as indicated in the footnotes to the following table, the persons named in the table has sole voting and investment power with respect to all shares of Common Stock and preferred stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: C/O Generation Hemp, Inc., 8533 Midway Road, Dallas, Texas 75209.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership (1)	Percent of Class (2)	Percent of Voting Securities (2)
Common Stock, $0.00001 par value:

	Gary C. Evans	37,199,257	33.3%	33.3%

	Satellite Overseas (Holdings) Limited	26,263,144	23.5%	23.5%

	Gary Elliston	4,102,159	3.7%	3.7%

	John Harris	284,090	--%	--%

	Joe McClaugherty	71,022	--%	--%

	All officers and directors as a group	67,919,672	60.9%	60.9%

Series B Preferred, $0.00001 par value:

	Gary C. Evans	50	37.0%

	Gary Elliston	25	18.5%

	All officers and directors as a group	75	55.5%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power to the shares of the Common Stock. For each Beneficial Owner listed, any options or convertible securities exercisable or convertible within 60 days have been also included for purposes of calculating their beneficial ownership of outstanding Common Stock.

(2)	Ownership percentage based on 111,580,278 fully diluted shares of Common Stock outstanding

DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the Reverse Split taken by the Majority Stockholders.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTERESTS OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Reverse Split of our Common Stock that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “anticipate,” “estimate,” “predict,” “potential,” or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this report are based upon management’s current expectations and beliefs, which management believes are reasonable. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor or combination of factors, or factors we are aware of, may cause actual results to differ materially from those contained in any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements represent our estimates and assumptions only as of the date of this report. Except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including:

●	new competitors are likely to emerge and new technologies or products may further increase competition;
●	our operating costs may increase beyond our current expectations and we may be unable to fully implement our current business plan;
●	our ability to obtain future financing or funds when needed;
●	our ability to successfully obtain and maintain a diverse customer base;
●	our ability to protect our intellectual property through patents, trademarks, copyrights and confidentiality agreements;
●	our ability to attract and retain a qualified employee base;
●	our ability to respond to new product developments before our competitors;
●	acquisitions, business combinations, strategic partnerships, divestures, and other significant transactions may involve additional uncertainties; and
●	our ability to maintain and execute a successful business strategy.

Other risks and uncertainties include such factors, among others, as market acceptance and market demand for our products and services, pricing, the changing regulatory environment, the effect of our accounting policies, potential seasonality, industry trends, adequacy of our financial resources to execute our business plan, our ability to attract, retain and motivate key technical, marketing and management personnel, and other risks described from time to time in periodic and current reports we file with the United States Securities and Exchange Commission, or the “SEC.” All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Information Statement to all stockholders of record as of the Record Date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Copies of this Information Statement are available promptly by calling , or by writing to 8533 Midway Road, Dallas, Texas 75209. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling , or by writing to 8533 Midway Road, Dallas, Texas 75209.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Generation Hemp, Inc., 8533 Midway Road, Dallas, Texas 75209.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS PROVIDED TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF THE COMPANY AS OF THE RECORD DATE ONLY FOR INFORMATIONAL PURPOSES IN CONNECTION WITH CORPORATE ACTION PURSUANT TO AND IN ACCORDANCE WITH RULE 14C-2 OF THE EXCHANGE ACT. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated October , 2021

By Order of the Board of Directors

Gary C. Evans
Chairman and Chief Executive Officer